UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2011 (February 2, 2011)

BankUnited, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35039	27-0162450
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14817 Oak Lane

Miami Lakes, FL 33016

(Address of principal executive offices) (Zip Code)

(305) 569-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

BankUnited, Inc. (the “Company”) and the Federal Deposit Insurance Corporation (the “FDIC”) entered into an amendment, dated as of February 2, 2011 (the “Amendment”), to the Warrant issued by BU Financial Holdings LLC to the FDIC on May 21, 2009 (the “Warrant”).  The Company received the FDIC’s executed signature page to the Amendment on February 7, 2011.

The Amendment provides that the Company will pay the FDIC minimum value under the Warrant of $25,000,000 in consideration of the settlement of the pro forma process pursuant to Article VIII of the Purchase and Assumption Agreement, dated as of May 21, 2009, among the FDIC, Receiver of BankUnited, FSB, Coral Cables, Florida, the FDIC and BankUnited.  The FDIC also acknowledged that, by its execution of the Amendment, upon the receipt of such funds, the Warrant will expire and be of no further force or effect.

On February 7, 2011, the Company wired $25,000,000 to the FDIC.

The above description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment, dated February 2, 2011, to the Warrant issued by BU Financial Holdings LLC to the Federal Deposit Insurance Corporation on May 21, 2009

Forward-Looking Statements

Certain statements contained in this Report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and which are subject to certain risks, trends and uncertainties.  In particular, statements made that are not historical facts may be forward-looking statements.  Words such as “should,” “may,” “will,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.  Such statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements.  Factors that could cause or contribute to such differences include those matters disclosed in the Company’s Securities and Exchange Commission filings.  The Company does not undertake any obligation to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2011	BANKUNITED, INC.

/s/ Douglas J. Pauls
	Name:	Douglas J. Pauls
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment, dated February 2, 2011, to the Warrant issued by BU Financial Holdings LLC to the Federal Deposit Insurance Corporation on May 21, 2009